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                                                                    Exhibit 99.4



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Quarterly Report of Pharmacia Corporation (the "Company") on Form 10-Q for the period ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Christopher J. Coughlin, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C 1350, as adopted pursuant to 'SS' 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.





/s/ Christopher J. Coughlin
----------------------------------------
Christopher J. Coughlin
Executive Vice President and Chief Financial Officer
August 12, 2002





Subscribed and sworn to before me this 12th day of August 2002.


/s/ Edward J. May
-------------------
Notary Public


My Commission Expires:

Edward J May
A Notary Public of New Jersey
My Commission Expires September 20, 2006